UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934
Date of Report (Date of earliest event reported): August 31, 2010
comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-1158172	54-1955550
(State of incorporation)	(Commission File Number No.)	(IRS Employer Identification No.)
11950 Democracy Drive, Suite 600
Reston, Virginia 20190
(Address of principal executive offices)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On September 1, 2010, comScore, Inc., a Delaware corporation (“comScore”) and its wholly owned subsidiary, CS Worldnet Holding B.V., a Netherlands company, filed a Current Report on Form 8-K to report it had acquired Nedstat B.V., a Netherlands company (“Nedstat”), on August 31, 2010. In response to Item 9.01(a) and Item 9.01(b) of such Current Report on Form 8-K, comScore stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2). comScore hereby amends its Current Report on Form 8-K filed on September 1, 2010 to provide the required financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of Nedstat as of and for the year ended December 31, 2009 and the unaudited consolidated financial statements of Nedstat as of June 30, 2010 and for the six month periods ended June 30, 2010 and 2009, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(b) Unaudited Pro Forma Financial Information
The unaudited pro forma condensed consolidated financial information of comScore as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009 giving effect to the acquisition of Nedstat, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(d) Exhibits

Exhibit No.	Description
2.1*	Stock Purchase Agreement by and among the Registrant, CS Worldnet Holdings B.V., Nedstat B.V., the equity holders of Nedstat B.V. and Stichting Sellers Nedstat, as the representative of the Sellers, dated August 31, 2010. (Exhibit 2.1)

23.1	Consent of Deloitte Accountants B.V., independent auditor for Nedstat.

99.1**†	Press Release dated September 1, 2010.

99.2	Financial statements of Nedstat as of and for the year ended December 31, 2009 and Independent Auditor’s Report thereon and the unaudited financial statements as of June 30, 2010 and for the six month periods ended June 30, 2010 and 2009.

99.3	comScore unaudited pro forma condensed consolidated financial information as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009.

*	Incorporated by reference to the exhibits to comScore’s Quarterly Report on Form 10-Q, filed November 9, 2010 (Commission File No. 000-1158172). The numbers in parentheses indicate the corresponding exhibit number in such Form 10-Q.

**	Previously filed as an exhibit to comScore’s Current Report on Form 8-K, Commission File No. 000-1158172, filed on September 1, 2010.

†	This Exhibit has been furnished, not filed, with this Current Report on Form 8-K/A. Accordingly, this Exhibit will not be incorporated by reference into any other filing made by comScore with the Securities and Exchange Commission unless specifically identified therein as being incorporated by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.
By:	/s/ Christiana L. Lin
Christiana L. Lin
SVP, General Counsel and Chief Privacy Officer

Date: November 16, 2010

Exhibit Index

Exhibit No.	Description
2.1*	Stock Purchase Agreement by and among the Registrant, CS Worldnet Holdings B.V., Nedstat B.V., the equity holders of Nedstat B.V. and Stichting Sellers Nedstat, as the representative of the Sellers, dated August 31, 2010. (Exhibit 2.1)

23.1	Consent of Deloitte Accountants B.V., independent auditor for Nedstat.

99.1**†	Press Release dated September 1, 2010.

99.2	Financial statements of Nedstat as of and for the year ended December 31, 2009 and Independent Auditor’s Report thereon and the unaudited financial statements as of June 30, 2010 and for the six month periods ended June 30, 2010 and 2009.

99.3	comScore unaudited pro forma condensed consolidated financial information as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009.

*	Incorporated by reference to the exhibits to comScore’s Quarterly Report on Form 10-Q, filed November 9, 2010 (Commission File No. 000-1158172). The numbers in parentheses indicate the corresponding exhibit number in such Form 10-Q.

**	Previously filed as an exhibit to comScore’s Current Report on Form 8-K, Commission File No. 000-1158172, filed on September 1, 2010.

†	This Exhibit has been furnished, not filed, with this Current Report on Form 8-K/A. Accordingly, this Exhibit will not be incorporated by reference into any other filing made by comScore with the Securities and Exchange Commission unless specifically identified therein as being incorporated by reference.